CONSENT OF ATTORNEYS


The Law Firm of Thomas P. Raabe, Attorney at Law hereby consents to the filing of the Opinion dated February 10, 1997 issued to the registrant as an exhibit to the Registration Statement on Form S-8.





                               By:   	/ss/ Thomas P. Raabe
                                   Thomas P. Raabe, sole prop.